Exhibit 10.1
FORM OF RESTRICTED SHARE AGREEMENT
Issued Pursuant to the
2011 Incentive Plan
of GameStop Corp.
          THIS RESTRICTED SHARE AGREEMENT (“Agreement”), effective as of March 6, 2015 (the “Effective Date”), represents the grant of «Grant» shares of Class A common stock, par value $.001 per share (the “Restricted Shares”), of GameStop Corp. (the “Company”), to «First_Name» «Last_Name» (the “Participant”), subject to the terms and conditions set forth below and the provisions of the GameStop Corp. 2011 Incentive Plan.
          If there is any inconsistency between the terms of this Agreement (on the one hand) and the terms of the Plan (on the other hand), the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:
     1. Grant of Restricted Shares. The Company hereby grants to the Participant «Grant» Restricted Shares, subject to the terms and conditions of the Plan and this Agreement.
     2. Vesting Period: (a) In General. Subject to the terms of this Agreement and the Plan, the Restricted Shares granted hereunder shall vest as follows:
One-half of the Restricted Shares granted are subject to the achievement of a performance measurement for the Company’s fiscal year ending on or about January 30, 2016, as set forth on Part I of Appendix A attached hereto, and the percentage of such shares earned, if any, shall vest on the later of the first anniversary of the Effective Date or the date upon which the Committee certifies the extent to which such performance measure was achieved.
One-half of the Restricted Shares granted are subject to the achievement of a performance measurement for the Company’s fiscal year ending on or about January 28, 2017, as set forth on Part II of Appendix A attached hereto, and the percentage of such shares earned, if any, shall vest on the third anniversary of the Effective Date.
Subject to Section 2(b), for vesting to occur on any specified date, the Participant must be continuously employed by or serve as a Director of the Company or any of its affiliates from the Effective Date through such date.
          (b) Acceleration. The vesting of the Restricted Shares granted hereunder may be accelerated by the Committee in its discretion or may be subject to acceleration as set forth in the Participant’s employment agreement with the Company (if any).
          (c) Termination Before Vesting. If the Participant’s employment or service as a Director with the Company terminates, any Restricted Shares granted hereunder that are unvested as of the date of such termination (determined after giving effect to Section 2(b)) shall be forfeited.

          (d) No Partial Shares. Any fractional Share otherwise vesting hereunder will be rounded down to the next whole Share.
     3. Voting Rights. All Restricted Shares issued hereunder, whether vested or unvested, shall have full voting rights accorded to outstanding Shares.
     4. Dividend Rights. (a) Cash Dividends. The Participant shall be entitled to receive any cash dividends or other distributions paid with respect to Restricted Shares granted hereunder, provided that such distributions shall accumulate and be paid to the Participant only upon the vesting of the Shares with respect to which such distributions were paid.
          (b) Non-Cash Dividends. Any Share dividends or other distributions or dividends of property other than cash with respect to Restricted Shares granted hereunder shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Shares with respect to which such property was paid.
     5. Nontransferability. The Restricted Shares granted hereby may not be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold, until such Shares have vested. No assignment or transfer of any Restricted Shares in violation of this Section 5, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever.
     6. Issuance of Restricted Shares. As soon as practicable after the date of this Agreement, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by this Agreement; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if this Agreement is not duly executed by the Participant and timely returned to the Company. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, any share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.
     7. Administration. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. Any inconsistency between the Agreement (on the one hand) and the Plan (on the other hand) shall be resolved in favor of the Plan.
     8. Adjustments. The number of Restricted Shares granted hereby shall be subject to adjustment in accordance with Section 12.6 of the Plan.
     9. Exclusion from Pension Computations. By acceptance of the Restricted Shares granted hereunder, the Participant hereby agrees that any income or gain realized upon the receipt, vesting or disposition of the Shares is special incentive compensation and shall not be taken into account, to the extent permissible under applicable law, as “wages”, “salary” or “compensation” in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its affiliates.
     10. Amendment. The Committee may, with the consent of the Participant or otherwise as permitted by the Plan, at any time or from time to time amend the terms and conditions of this Award.
     11. Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 625 Westport Parkway, Grapevine, Texas 76051, Attn: Human Resources, or at such other address as the Company by notice to the Participant may designate in writing from time to time; and if to the Participant, at the address shown below his or her signature below, or at such other address as the Participant by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.
     12. Withholding Taxes. The Company and any of its affiliates shall have the right to withhold from wages or other amounts otherwise payable to the Participant or otherwise require the Participant to pay, any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations (“Withholding Taxes”) arising as a result of the grant of this Award, the vesting or transfer of any Restricted Shares, the making of an election under Section 83(b) (or any similar provision) of the Internal Revenue Code of 1986 (the “Code”), or any other taxable event occurring pursuant to the Plan or this Agreement. Except with respect to Withholding Taxes due in connection with an election under Section 83(b) of the Code, the Company, in its sole discretion, may elect to satisfy part or all of any obligation for Withholding Taxes by retaining a sufficient number of Shares that it would otherwise release from restriction on a particular vesting date with a Fair Market Value equal to the amount of Withholding Taxes intended to be so satisfied (as determined by the Company in its sole discretion).
     13. Registration; Legend. The Company may postpone the issuance and delivery of the Restricted Shares granted hereby until (a) the admission of such Shares to listing on any stock exchange or exchanges on which shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.
        The Company may cause the following or a similar legend to be set forth on each certificate representing Restricted Shares granted hereby unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:
     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO FORFEITURE AND OTHER LIMITATIONS AND RESTRICTIONS AS SET FORTH IN A RESTRICTED SHARE AGREEMENT ON FILE WITH THE COMPANY. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.
     14. Section 83(b) Election. If the Participant makes the election contemplated by Section 83(b) of the Code (a “Section 83(b) Election”) (or any similar provision of federal, state or local law) with respect to the Restricted Shares awarded hereunder, the Participant shall provide the Company with a copy of such election within 30 days after the date of this Agreement (or such earlier date required by law) and otherwise comply with the provisions of this Section 14. The Participant hereby agrees, as a condition precedent to any issuance of Restricted Shares under this Agreement, that on or prior to the date of filing of any Section 83(b) Election with respect to such Restricted Shares, Participant shall satisfy the Company’s Withholding Tax obligations with respect to such Section 83(b) Election by tendering payment to the Company, in readily available funds, of an amount equal to such Withholding Tax obligation (or enter into such other arrangement as shall be acceptable to the Company to satisfy such Withholding Tax obligation).
     15. No Tax Advice. Participant hereby acknowledges that the Company has not provided any specific tax advice to Participant in connection with his or her participation in the Plan. The Company makes no representations concerning the tax consequences of this Agreement under Code Section 409A or any other federal, state, local, foreign or other taxes. Tax consequences will depend, in part, upon the application of the relevant tax law to the relevant facts and circumstances. Participant will consult with his or her own tax advisors with respect to any tax consequences relating to this Award and participation in the Plan.
     16. Miscellaneous.
          (a) This Agreement shall not confer upon the Participant any right to continuation of employment or service as a Director with the Company, nor shall this Agreement interfere in any way with the Company’s right to terminate the Participant’s employment or service as a Director at any time.
          (b) The Participant shall become a stockholder of the Company with respect to all Shares subject to the Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Shares and, subject to Section 4, the right to receive distributions made with respect to such Shares.
          (c) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (d) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware.
          (e) The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
          (f) By accepting this Award or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.
          (g) The Participant, every person claiming under or through the Participant, and the Company hereby waives to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this Agreement.
     17. Exculpation. The Restricted Shares granted hereunder and all documents, agreements, understandings and arrangements relating hereto have been issued on behalf of the Company by officers acting on its behalf and not by any person individually. None of the officers, Directors or stockholders of the Company, nor the Directors, officers or stockholders of any affiliate of the Company, shall have any personal liability hereunder or thereunder. The Participant shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of the Restricted Shares granted hereunder and all documents, agreements, understanding and arrangements relating hereto and will not seek recourse or commence any action against any of the Directors, officers or stockholders of the Company or any of the Directors, officers or stockholders of any affiliate, or any of their personal assets, for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto with respect to the Restricted Shares granted hereunder.
     18. Captions. The captions in this Agreement are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.
     19. Electronic Delivery of Documents. The Participant hereby authorizes the Company to deliver electronically any prospectuses or other documentation related to this Award, the Plan and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such plans or arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to the Participant a paper copy of any document also delivered to the Participant electronically. The authorization described in this paragraph may be revoked by the Participant at any time by written notice to the Company.

IN WITNESS WHEREOF, the parties have each executed this Restricted Share Agreement on the date set forth below, respectively.
GAMESTOP CORP.

By: ____________________________________
Name: Robert A. Lloyd
Title: Executive Vice President & Chief Financial
Officer
Date: __________________________________
ACCEPTED:
___________________________________________
«First_Name» «Last_Name»
___________________________________________
Address
___________________________________________
City        State            Zip Code
___________________________________________
Date

Appendix A
Performance Conditions